Exhibit 10.77

Execution Version

AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT

This AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT, dated as of

November 15, 2021 (this “Amendment No. 2”), is entered into by and among Claros Mortgage Trust, Inc., a Maryland corporation (the “Borrower”), the subsidiary guarantors party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A. (“JPMCB”), in its capacities as administrative agent and collateral agent (in such capacities and together with its successors and assigns, the “Administrative Agent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Amended Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, the Lenders from time to time party thereto and the Administrative Agent have entered into that certain Term Loan Credit Agreement dated as of August 9, 2019 (as amended by that certain Amendment No. 1 to Term Loan Credit Agreement, dated as of December 1, 2020 and as further amended, restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by this Amendment No. 2, is referred to herein as the “Amended Credit Agreement”.

WHEREAS, the Borrower and Lenders constituting the Required Lenders have agreed to amend the Existing Credit Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Subject only to the satisfaction of the conditions set forth in Section 3 below, Section 5.1(a) of the Existing Credit Agreement is hereby amended as of the Amendment No. 2 Effective Date by inserting “(or, in the case of the Fiscal Quarter ending September 30, 2021, no later than December 17, 2021)” immediately following the first reference to “Fiscal Year” appearing therein.

SECTION 2. Representations and Warranties.

On the date hereof, the Borrower hereby represents and warrants to the Lenders that:

(a)
The representations and warranties of the Borrower set forth in Article 3 of the Amended Credit Agreement and the representations and warranties of the applicable Loan Parties set forth in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that (A) in the case of any representation which expressly relates to a given date or period, such representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any representation is qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification, such representation shall be true and correct in all respects.
(b)
No Event of Default has occurred and is continuing.

SECTION 3. Conditions to Effectiveness.

This Amendment No. 2 shall become effective on the date (the “Amendment No. 2 Effective Date”) upon which each of the following conditions is satisfied:

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(a)
The Administrative Agent shall have received executed counterparts to this Amendment No. 2 from each Loan Party and Lenders constituting the Required Lenders;
(b)
The Borrower shall have paid to the Administrative Agent for the account of each Lender that has delivered an executed counterpart to Amendment No. 2 to the Administrative Agent prior to noon, New York City time, on November 15, 2021, the consent fee separately agreed between the Borrower and the Administrative Agent;
(c)
a certificate from a Responsible Officer of the Borrower certifying satisfaction of the condition precedent set forth in Section 3(d); and
(d)
The representations and warranties of the Borrower set forth in Section 2 above shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that

(A) in the case of any representation which expressly relates to a given date or period, such representation shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any representation is qualified by or subject to a “material adverse effect,” “material adverse change” or similar term or qualification, such representation shall be true and correct in all respects.

SECTION 4. Counterparts.

This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment No. 2 and/or any document to be signed in connection with this Amendment No. 2 and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 5. Governing Law and Waiver of Right to Trial by Jury.

This Amendment No. 2 shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. Sections 9.10 and 9.11 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 6. Headings.

The headings of this Amendment No. 2 are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 7. Reaffirmation; No Novation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment No. 2 and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment No. 2 and the transactions contemplated hereby and (ii) its guarantee of

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the Obligations under the Guarantee, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Amendment No. 2. Each of the parties hereto confirms that the amendment of the Existing Credit Agreement pursuant to this Amendment No. 2 shall not constitute a novation of the Existing Credit Agreement or any other Loan Document. For the avoidance of doubt, this Amendment No. 2 shall also constitute a Loan Document for all purposes under the Amended Credit Agreement.

SECTION 8. Effect of Amendment.

Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the other Secured Parties under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date first above written.

CLAROS MORTGAGE TRUST, INC.

By: Name: J. Michael McGillis

Title: President

CMTG Lender 3 LLC CMTG Lender 7 LLC CMTG Lender 8 LLC CMTG Lender 9 LLC CMTG Lender 12 LLC CMTG Lender 29 LLC CMTG Lender 34 LLC CMTG Lender 41 LLC CMTG Lender 50 LLC CMTG Lender 51 LLC CMTG Lender 64 LLC CMTG Lender 67 LLC

By: Name: J. Michael McGillis

Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

By: Name: Catherine Mahony

Title: Vice President

AGL CF SPI 2021-5A LTD. , as a Lender (type name of the legal entity)
By: AGL Credit Management LP, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 6 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 10 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 12 Ltd , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 11 LTD. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL Core CLO 4 Ltd. , as a Lender (type name of the legal entity)
By: AGL Core Fund Vintage 2020-1, L.P., its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL Core CLO 2 Ltd. , as a Lender (type name of the legal entity)
By: AGL Core Fund Vintage 2019-1, L.P., its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 3 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 5 Ltd. , as a Lender (type name of the legal entity)
By: AGL Credit Management LP, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 7 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 9 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO I Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL Core CLO 8 Ltd. , as a Lender (type name of the legal entity)
By: AGL Core Fund Vintage 2019-1, LP, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AGL CLO 13 Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 23, Limited , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 15, LIMITED , as a Lender (type name of the legal entity)
BY: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 16, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 18, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 20, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO 22, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO XI, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO XIII, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

AMMC CLO XIV, LIMITED , as a Lender (type name of the legal entity)
By: American Money Management Corp., as Collateral Manager
By:
Name:	David P. Meyer
Title:	Senior Vice President
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2015-II Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners, its Asset Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2016 Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners, its Asset Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2017 Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners, its Asset Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2017-II Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners LLC
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2018 Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2019 Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners, its Asset Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2019-II Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners LLC
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2020 Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners, its Asset Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Apex Credit CLO 2018-II Ltd. , as a Lender (type name of the legal entity)
By: Apex Credit Partners LLC
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO XXX Ltd. , as a Lender (type name of the legal entity)
By: Assured Investment Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

ATLAS SENIOR LOAN FUND III, Ltd. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND VII, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND X, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND XI, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND XII, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND XIII, LTD. , as a Lender (type name of the legal entity)
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND XIV, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Atlas Senior Secured Loan Fund VIII, Ltd. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Avery Point VI CLO, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Avery Point VII CLO, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2020-3, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit U.S. CLO Manager, LLC its Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL CREDIT CLO 2020-4, LIMITED , as a Lender (type name of the legal entity)
By: BAIN CAPITAL CREDIT U.S. CLO MANAGER, LLC, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

San Francisco City and County Employees' Retirement System , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL CREDIT CLO 2016-2, LIMITED , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP ,as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2017-1, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2017-2, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2019-1, Limited , as a Lender (type name of the legal entity)
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Aon Collective Investment Trust , as a Lender (type name of the legal entity)
by Bain Capital Credit, LP, as Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Baloise Senior Secured Loan Fund II , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Sub Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

CommonSpirit Health Operating Investment Pool, LLC , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Community Insurance Company , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

AVAW Loans Sankaty z.H. Internationale Kapitalanlagegesellschaft mbH , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Fund Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2020-5, Limited , as a Lender (type name of the legal entity)
By: BAIN CAPITAL CREDIT U.S. CLO MANAGER, LLC, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2019-4, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL CREDIT CLO 2021-1, LIMITED , as a Lender (type name of the legal entity)
By: Bain Capital Credit U.S. CLO Manager, LLC its Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2018-1, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2018-2, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL CREDIT CLO 2019-2, LIMITED , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2019-3, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Collateral Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2020-1, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P. , as a Lender (type name of the legal entity)
By: Bain Capital Credit Managed Account Investors (Blanco), LLC, its general partner By: Bain Capital Credit Member, LLC, its manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital I ICAV acting in respect of and for the account of its sub fund Global Loan Fund , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Total Return Credit, L.P. , as a Lender (type name of the legal entity)
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BCC HIP I, LLC , as a Lender (type name of the legal entity)
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Blue Cross of California , as a Lender (type name of the legal entity)
By: Bain Capital Credit,LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

CMAC Fund 1, L.P. , as a Lender (type name of the legal entity)
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC, its general partner By: Bain Capital Credit Member II, Ltd., its manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

CommonSpirit Health Retirement Master Trust , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Future Fund Board of Guardians , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Government Employees Superannuation Board , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Future Fund Board of Guardians for and on behalf of Medical Research Future Fund , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Retail Employees Superannuation Trust , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Investment Adviser and Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Sunsuper Pooled Superannuation Trust , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Suzuka INKA , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Fund Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit CLO 2020-2, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit U.S. CLO Manager, LLC its Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Los Angeles County Employees Retirement Association , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Bain Capital Credit Managed Account (FSS), L.P. , as a Lender (type name of the legal entity)
By: Bain Capital Credit Managed Account Investors (FSS), L.P., its general partner By: Bain Capital Credit Member, LLC, its general partner
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P. , as a Lender (type name of the legal entity)
By: Bain Capital High Income Investors, L.P. By: Bain Capital Credit Member, LLC, its general partner
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P. , as a Lender (type name of the legal entity)
By: Bain Capital Senior Loan Investors (SRI), L.P. By: Bain Capital Credit Member, LLC, its general partner
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

BAIN CAPITAL SENIOR LOAN FUND, L.P. , as a Lender (type name of the legal entity)
By: Bain Capital Senior Loan Investors, LLC, its general partner By: Bain Capital Credit Member, LLC, its manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO IX Ltd. , as a Lender (type name of the legal entity)
By: Brigade Capital Management, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO X Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XI Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XII Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XIV Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

CRDTX SPV I, LLC , as a Lender (type name of the legal entity)
By: Bain Capital Credit CLO Advisors, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Floating Rate Income Fund, a series of John Hancock Funds II , as a Lender (type name of the legal entity)
By: BCSF Advisors, LP, its Subadviser
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO II, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO VIII, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XI, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XII, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XIV, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XV, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XVI, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XVII, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XVIII, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO IX, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO X, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XIX, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XX, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XXI, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Benefit Street Partners CLO XXII, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Swiss Capital Alternative Strategies Funds SPC RE: SC Alternative Strategy 14SP , as a Lender (type name of the legal entity)
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

Premia AmTrust 2017 Aggregate Reinsurance Trust , as a Lender (type name of the legal entity)
By: Birch Grove Capital LP, its investment manager
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

PREMIA B.D. COOKE GROUP QUOTA SHARE REINSURANCE TRUST , as a Lender (type name of the legal entity)
By: Birch Grove Capital LP, its investment manager
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

Premia Ingalls Reinsurance Trust , as a Lender (type name of the legal entity)
By: Birch Grove Capital LP, its investment manager
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

Premia LV1 Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

Birch Grove CLO Ltd. , as a Lender (type name of the legal entity)
by Birch Grove Capital LP as Collateral Manager
By:
Name:	Todd Berry
Title:	Chief Operating Officer
If a second signature is necessary:
By:
Name:
Title:

BlackRock Elbert CLO V, LLC , as a Lender (type name of the legal entity)
By: BlackRock Capital Investment Advisors, LLC, its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Blackrock Rainier CLO VI, Ltd. , as a Lender (type name of the legal entity)
By: BlackRock Capital Investment Advisors LLC, Its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Employers Reassurance Corporation , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc. Its Investment Advisor
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XVI, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc., as Portfolio Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XVIII, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc., its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XXIII, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management Inc., as Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XXIV, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management Inc., as Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XVII, Limited , as a Lender (type name of the legal entity)
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XII, LTD. , as a Lender (type name of the legal entity)
BY: BlackRock Financial Management, Inc., its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XV, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc., as Investment Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite VII, Limited , as a Lender (type name of the legal entity)
BY: BlackRock Financial Management Inc., Its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite VIII, Limited , as a Lender (type name of the legal entity)
BY: BlackRock Financial Management Inc., Its Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

ACE Property & Casualty Insurance Company , as a Lender (type name of the legal entity)
BY: BlackRock Financial Management, Inc., its Investment Advisor
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

CHUBB European Group SE , as a Lender (type name of the legal entity)
BY: BlackRock Financial Management, Inc., its Sub-Advisor
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

BLANFORD CAPITAL COMPANY #6, LLC,

as a Lender (type name of the legal entity)

By: Name: Chris J. Murray

Title: Authorized Signer

BlueMountain CLO XXVIII, Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO XXIX Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

Bluemountain CLO 2013-2 LTD. , as a Lender (type name of the legal entity)
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2014-2 Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2015-2, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2015-3 Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2015-4, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2016-2, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2016-3 Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2018-1 Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO 2018-2, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO XXII Ltd , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain CLO XXVI Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Capital Management LLC, its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain Fuji US CLO I, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain Fuji US CLO II, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

BlueMountain Fuji US CLO III, Ltd. , as a Lender (type name of the legal entity)
By: BlueMountain Fuji Management LLC, Series A, Its Collateral Manager
By:
Name:	Brittany Lucatuorto
Title:	Analyst
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO VIII Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

BATTALION CLO 17 LTD. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

BATTALION CLO 18 LTD. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XIX Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XV Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XVI Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XX Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XXI Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XXII Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion CLO XXIII Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Battalion Funding Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Brigade Debt Funding I, Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Brigade Debt Funding II, Ltd. , as a Lender (type name of the legal entity)
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

Brigade Opportunistic Credit LBG Fund Ltd. , as a Lender (type name of the legal entity)
By: Brigade Capital Management, LP as Investment Manager
By:
Name:	Daniel Garner
Title:	Bank Debt Operations Associate
If a second signature is necessary:
By:
Name:
Title:

BDCA SLF Funding, LLC , as a Lender (type name of the legal entity)
By:
Name:	Todd Marsh
Title:	Authorized Signer
If a second signature is necessary:
By:
Name:
Title:

Credit Suisse Floating Rate Trust , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as its investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLIV, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

DaVinci Reinsurance Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment manager for DaVinci Reinsurance Holdings, Ltd., the owner of DaVinci Reinsurance Ltd.
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding L, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLV, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC in its capacity as Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

BENTHAM STRATEGIC LOAN FUND , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Sub Advisor for Bentham Asset Management Pty Ltd., the agent and investment manager to Fidante Partners Limited, the trustee for Bentham Strategic Loan Fund
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Stelle HYFI Loan Fund , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, acting by attorney for G.A.S. (Cayman) Limited, in its capacity as trustee of Stelle HYFI Loan Fund, a series trust of Global Multi Strategy
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ROSE HILL SENIOR LOAN FUND, a series trust of Credit Suisse Horizon Trust , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Rose Hill Senior Loan Fund, a series trust of Credit Suisse Horizon Trust
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CREDIT SUISSE STRATEGIC INCOME FUND , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as investment advisor
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment advisor
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Argonaut Insurance Company , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Boston Retirement System , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Los Angeles County Employees Retirement Association , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

National Electrical Benefit Fund , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Nationwide Children's Hospital , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Trustmark Insurance Company , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Mt. Whitney Securities, L.L.C. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

ATLAS SENIOR LOAN FUND XV, LTD. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Atlas Senior Loan Fund XVI, Ltd. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Atlas Senior Loan Fund XVII, Ltd. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Blue Cross and Blue Shield of North Carolina , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Crescent Senior Secured Floating Rate Loan Fund, LLC , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Desjardins assurances generales Inc , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Crescent Capital High Income Fund B L.P. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

CRESCENT CAPITAL HIGH INCOME FUND L.P. , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

West Bend Mutual Insurance Company , as a Lender (type name of the legal entity)
By: Crescent Capital Group LP, its sub-adviser
By:
Name:	Alex Slavtchev
Title:	Vice President
If a second signature is necessary:
By:
Name:	Zachary Nuzzi
Title:	Vice President

Crown Point CLO 4 Ltd. , as a Lender (type name of the legal entity)
by Pretium Credit Management LLC as Collateral Manager
By:
Name:	Jonathan Chin
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Crown Point CLO 7 Ltd. , as a Lender (type name of the legal entity)
by Pretium Credit Management LLC as Collateral Manager
By:
Name:	Jonathan Chin
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Crown Point CLO 8 Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jonathan Chin
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, the investment manager for Maples Trustee Services (Cayman) Limited, the Trustee for Alpen Senior Loan Fund, a series trust of Credit Suisse Horizon Trust
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

BLUE SHIELD OF CALIFORNIA , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as its investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

COPPERHILL LOAN FUND I, LLC , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only) , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ERIE INDEMNITY COMPANY , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC., as its investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ERIE INSURANCE EXCHANGE , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

HYFI LOAN FUND , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Los Angeles County Employees Retirement Association , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, By: Credit Suisse Asset Management, LLC, as Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MADISON FLINTHOLM SENIOR LOAN FUND I DAC , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management LLC, as Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MADISON PARK FUNDING X, LTD. , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLI, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLIII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLVI, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLVII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XLVIII, Ltd , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MADISON PARK FUNDING XVII, LTD. , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XVIII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC as Collateral Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXI, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXIII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC as Collateral Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXIV, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC as Collateral Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXV, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as collateral manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXVII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Asset Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXVIII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXX, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXVI, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXVII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Porfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXVIII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Portfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MARYLAND STATE RETIREMENT AND PENSION SYSTEM , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as its Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Zermatt BB Loan Fund 2018, A series trust of Multi Manager Global Investment Trust , as a Lender (type name of the legal entity)

By: Credit Suisse Asset Management, LLC, as Investment Manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Zermatt BB Loan Fund 2018 as series trust of Multi Manager Global Investment Trust

By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

One Eleven Funding III, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB , as a Lender (type name of the legal entity)
For and on behalf of PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB Pension Denmark VI By: Credit Suisse Asset Management, LLC (In its capacity as Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

PHILLIPS 66 RETIREMENT PLAN TRUST , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

PK-SSL Investment Fund Limited Partnership , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as its Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Renaissance Investment Holdings Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Telstra Superannuation Scheme , as a Lender (type name of the legal entity)

By: Credit Suisse Asset Management, LLC, as sub advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for Telstra Super Pty Ltd. in its capacity as trustee of Telstra Superannuation Scheme

By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

THE EATON CORPORATION MASTER RETIREMENT TRUST , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

WESPATH FUNDS TRUST , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

INFLATION PROTECTION FUND I SERIES, a series of the Wespath Funds Trust , as a Lender (type name of the legal entity)
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Wind River Fund, LLC , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, its Investment Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Yosemite Loan Fund , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Investment Manager for G.A.S. (Cayman) Limited, in its capacity as trustee of Yosemite Loan Fund, a series trust of Multi Strategy Umbrella Fund Cayman
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust , as a Lender (type name of the legal entity)

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

AUSTRALIANSUPER , as a Lender (type name of the legal entity)

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MADISON PARK FUNDING XIV, LTD. , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Cutwater 2015-I, Ltd , as a Lender (type name of the legal entity)
as Assignee for and on behalf of the lender by its appointed investment manager/collateral manager, Insight North America LLC
By:
Name:	Joe Nelson
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Diameter Credit Funding I, Ltd. , as a Lender (type name of the legal entity)
By: Diameter Capital Partners, LP. its Collateral Manager
By:
Name:	Robert Merkel
Title:	Trading Assistant
If a second signature is necessary:
By:
Name:
Title:

Diameter Credit Funding II, Ltd. , as a Lender (type name of the legal entity)
By: Diameter Capital Partners, LP. its Collateral Manager
By:
Name:	Robert Merkel
Title:	Trading Assistant
If a second signature is necessary:
By:
Name:
Title:

Diameter Credit Funding III, Ltd. , as a Lender (type name of the legal entity)
By: Diameter Capital Partners, LP. its Collateral Manager
By:
Name:	Robert Merkel
Title:	Trading Assistant
If a second signature is necessary:
By:
Name:
Title:

DOLLAR SENIOR LOAN FUND, LTD. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

DOLLAR SENIOR LOAN MASTER FUND II, LTD. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as investment manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXIV CLO, Ltd , as a Lender (type name of the legal entity)
By: PineBridge Galaxy LLC as Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXVI CLO, Ltd , as a Lender (type name of the legal entity)
By: PineBridge Galaxy LLC as Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXVII CLO, Ltd. , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXVIII CLO, LTD. , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Battery Park CLO Ltd.

By: Goldman Sachs Asset Manager, L.P., as Collateral Manager , as a Lender

By: Name: Dan Martis

Title: Authorized Signatory

National Guardian Life Insurance Company By Goldman

Sachs Asset Management, solely in its capacity as Advisor,

and not as Principal, as a Lender , as a Lender By:

Name: Dan Martis

Title: Authorized Signatory

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund

By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Lender

By:

Name: Dan Martis

Title: Authorized Signatory

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)

by Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Lender

By: Name: Dan Martis

Title: Authorized Signatory

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC , as a Lender

By: Name: Dan Martis

Title: Authorized Signatory

KRH US Loan Master Fund 2017-5 a series trust of Global Cayman Investment Trust By Goldman Sachs Asset Management, L.P. solely as its investment manager and not as principal, as a Lender

By: Name: Dan Martis

Title: Authorized Signatory

Blue Cross and Blue Shield of Florida, Inc. , as a Lender (type name of the legal entity)
BY: Guggenheim Partners Investment Management, LLC as Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Stichting PGGM Depositary , as a Lender (type name of the legal entity)
BY: Acting in its capacity as depositary of PGGM High Yield Bond Fund By: Guggenheim Partners Investment Management, LLC as Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

1828 CLO Ltd. , as a Lender (type name of the legal entity)
By: Guggenheim Partners Investment Management, LLC as Collateral Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Guggenheim CLO 2020-1, Ltd. , as a Lender (type name of the legal entity)
By: Guggenheim Partners Investment Management, LLC as Collateral Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Guggenheim Defensive Loan Fund , as a Lender (type name of the legal entity)
By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Endurance Assurance Corporation , as a Lender (type name of the legal entity)
By: Guggenheim Partners Investment Management, LLC as Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Guggenheim Strategic Opportunities Fund , as a Lender (type name of the legal entity)
BY: Guggenheim Partners Investment Management, LLC
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Guggenheim U.S. Loan Fund , as a Lender (type name of the legal entity)
By: Guggenheim Partners Investment Management, LLC as Investment Manager
By:
Name:	Kaitlin Trinh
Title:	Authorized Person
If a second signature is necessary:
By:
Name:
Title:

Guidewell Group, Inc. , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Advisor
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Gulf Stream Meridian 3 LTD , as a Lender (type name of the legal entity)
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager
By:
Name:	William Farr IV
Title:	Senior Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

GULF STREAM MERIDIAN 1 LTD. , as a Lender (type name of the legal entity)
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager
By:
Name:	William Farr IV
Title:	Senior Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

Gulf Stream Meridian 4 LTD , as a Lender (type name of the legal entity)
By: Meridian Credit Management LLC d/b/a Gulf Stream Asset Management, as its Collateral Manager
By:
Name:	William Farr IV
Title:	Senior Portfolio Manager
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2012 LTD. , as a Lender (type name of the legal entity)
By: Apex Credit Partners LLC, as Portfolio Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

JFIN CLO 2013 LTD. , as a Lender (type name of the legal entity)
By: Apex Credit Partners LLC, as Portfolio Manager
By:
Name:	Andrew Stern
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION , as a Lender (type name of the legal entity)
By:
Name:	Sean Chudzik
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Legg Mason Global Funds plc / Legg Mason Western Asset Multi-Asset Credit Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Commander Navy Installations Command Retirement Trust , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Health Options, Inc. , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Advisor
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

I.A.M. National Pension Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Global Fund, Inc. - Lord Abbett Global Bond Fund , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett High Yield Core Trust II , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Passport Portfolios plc. - Lord Abbett Global High Yield Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Trust I - Lord Abbett Short Duration High Yield Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Public Service New Mexico Qual NDT Prtners , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Renaissance Investment Holdings Ltd. , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Kentucky Teachers' Retirement System Insurance Trust Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Advisor
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Investment Trust - High Yield Fund , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Teachers’ Retirement System of the State of Kentucky , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Advisor
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Floating Rate Senior Loan Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, as Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Passport Portfolios plc. - Lord Abbett High Yield Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Passport Portfolios plc.- Lord Abbett Global Multi Sector Bond Fund , as a Lender (type name of the legal entity)
By: Lord, Abbett & Co. LLC. As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Lord Abbett Bank Loan Trust , as a Lender (type name of the legal entity)
By: Lord Abbett & Co LLC, As Investment Manager
By:
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XI, Ltd. , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XIII, Ltd. , as a Lender (type name of the legal entity)
BY: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XIX, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as collateral manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XL, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XX, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as portfolio manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXIX, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Collateral Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXVI, Ltd , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as collateral manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXI, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Asset Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXII, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Porfolio Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

MADISON PARK FUNDING XXXIII, LTD. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Collateral Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXIV, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Madison Park Funding XXXV, Ltd. , as a Lender (type name of the legal entity)
By: Credit Suisse Asset Management, LLC, as Asset Manager
By:
Name:	Thomas Flannery
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Magnetite XIV-R, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, its Investment Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

MAGNETITE XIX, LIMITED , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc. as Asset Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XX, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management, Inc., as Portfolio Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XXI, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management Inc., as Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Magnetite XXII, Limited , as a Lender (type name of the legal entity)
By: BlackRock Financial Management Inc., as Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO III , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO IX , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO V , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO VI , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO VII , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

MidOcean Credit CLO VIII , as a Lender (type name of the legal entity)
By: MidOcean Credit Fund Management LP, as Portfolio Manager By: Ultramar Credit Holdings, Ltd., its General Partner
By:
Name:	Dana Carey
Title:	CIO/ Managing Director
If a second signature is necessary:
By:
Name:
Title:

Venture 37 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 39 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXIII CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 38 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management III LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 40 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 42 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director/ Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 43 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIX CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XVII CLO Limited , as a Lender (type name of the legal entity)
BY: its investment advisor, MJX Asset Management, LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

VENTURE XXV CLO, LIMITED , as a Lender (type name of the legal entity)
By its Investment Advisor, MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XVIII CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXIV CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 41 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management III LLC
By:
Name:	Lewis Brown
Title:	Managing Director/ Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Mountain View CLO 2013-1 Ltd. , as a Lender (type name of the legal entity)
By: Seix Investment Advisors LLC, as Collateral Manager
By:
Name:	George Goudelias
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

CSAA Insurance Exchange , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXI CLO, Ltd. , as a Lender (type name of the legal entity)
By: PineBridge Investment LLC Its Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXIII CLO, Ltd. , as a Lender (type name of the legal entity)
By: PineBridge Investment LLC Its Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Lockheed Martin Corporation Master Retirement Trust , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Pinebridge SARL , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

PINEBRIDGE SENIOR FLOATING RATE INCOME FUND , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Investment Manage
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Portico Benefit Services , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Investment Advisor
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Secura Insurance Company , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC Its Investment Advisor
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Fire and Police Pension Fund, San Antonio , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XIX CLO, Ltd. , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC, as Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XV CLO, Ltd. , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XX CLO, Ltd. , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC, as Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXII CLO, Ltd , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC as Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Galaxy XXV CLO, Ltd. , as a Lender (type name of the legal entity)
By: PineBridge Galaxy LLC As Collateral Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Stichting Blue Sky Global Leveraged Loan Fund , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Transamerica Unconstrained Bond , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC as Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

PineBridge Global Opportunistic DM Credit Master Fund LP , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

PineBridge Senior Secured Loan Fund Ltd. , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

RLI INSURANCE COMPANY , as a Lender (type name of the legal entity)
BY: PineBridge Investments LLC Its Investment Manager
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

DUNHAM FLOATING RATE BOND FUND , as a Lender (type name of the legal entity)
By: PineBridge Investments LLC As Investment Sub-Advisor
By:
Name:	Steven Oh
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Race Point IX CLO, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Race Point VIII CLO, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Race Point X CLO, Limited , as a Lender (type name of the legal entity)
By: Bain Capital Credit, LP, as Portfolio Manager
By:
Name:	Andrew Viens
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2020-1, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2017-1, Ltd , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2017-2, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2017-3, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2018-1, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2018-2, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2019-1, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Rockford Tower CLO 2019-2, Ltd. , as a Lender (type name of the legal entity)
By: Rockford Tower Capital Management, L.L.C. Its Collateral Manager
By:
Name:	Michele Piorkowski
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Mountain View CLO 2016-1 Ltd. , as a Lender (type name of the legal entity)
By: Seix Investment Advisors LLC, as Collateral Manager
By:
Name:	George Goudelias
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Mountain View CLO 2017-1 Ltd. , as a Lender (type name of the legal entity)
By: Seix Investment Advisors LLC, as Collateral Manager
By:
Name:	George Goudelias
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Mountain View CLO IX Ltd. , as a Lender (type name of the legal entity)
By; Seix Investment Advisors LLC, as Collateral Manager
By:
Name:	George Goudelias
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

Man GLG US CLO 2018-1 Ltd. , as a Lender (type name of the legal entity)
By: SILVERMINE CAPITAL MANAGEMENT, LLC Its Collateral Manager
By:
Name:	Chris Breslin
Title:	Credit Analyst
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO VIII-R, Ltd. , as a Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXIV, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXV, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXVI, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXVIII, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO VI-R, Ltd. , as a Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO V-R, Ltd. , as a Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XIV, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XIX, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

SOUND POINT CLO XVI, LTD. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XVII, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXI, Ltd. , as a Lender (type name of the legal entity)
BY: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXII, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Sound Point CLO XXIII, Ltd. , as a Lender (type name of the legal entity)
By: Sound Point Capital Management, LP as Collateral Manager
By:
Name:	Derek Fields
Title:	Senior Associate
If a second signature is necessary:
By:
Name:
Title:

Steele Creek Loan Funding I, LLC , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2014-1R, LTD , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2015-1, LTD. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2016-1, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2017-1, LTD , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2018-1, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2018-2, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2019-1, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Steele Creek CLO 2019-2, Ltd. , as a Lender (type name of the legal entity)
By:
Name:	Jay Murphy
Title:	Research Analyst
If a second signature is necessary:
By:
Name:
Title:

Delaware Public Employees' Retirement System , as a Lender (type name of the legal entity)
By: T. Rowe Price Associates, Inc., as investment manager
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

T. Rowe Price Floating Rate Trust , as a Lender (type name of the legal entity)
By: T. Rowe Price Trust Company, Trustee
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

ACE American Insurance Company , as a Lender (type name of the legal entity)
By: T. Rowe Price Associates, Inc. as investment manager
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio , as a Lender (type name of the legal entity)
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

T. Rowe Price Funds Series II SICAV - Floating Rate Loan Fund , as a Lender (type name of the legal entity)
By: T. Rowe Price Associates, Inc. as investment Sub- manager of the T. Rowe Price Funds Series II SICAV- Floating Rate Loan Fund
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

T. Rowe Price Floating Rate Fund, Inc. , as a Lender (type name of the legal entity)
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

T. Rowe Price Institutional Floating Rate Fund , as a Lender (type name of the legal entity)
By:
Name:	Rebecca Willey
Title:	Bank Loan Trader
If a second signature is necessary:
By:
Name:
Title:

TCP WHITNEY CLO, Ltd , as a Lender (type name of the legal entity)
By: SERIES I of SVOF/MM, LLC Its: Collateral Manager
By:
Name:	Frank Milacci
Title:	Vice President
If a second signature is necessary:
By:
Name:
Title:

Towerview Funding II Ltd. , as a Lender (type name of the legal entity)
By: AGL CLO Credit Management LLC, its Collateral Manager
By:
Name:	Lena Fialko
Title:	Operations Analyst
If a second signature is necessary:
By:
Name:
Title:

Venture 28A CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 31 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management III LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 32 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 33 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 34 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management III, LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 35 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture 36 CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIII CLO, Limited , as a Lender (type name of the legal entity)
By: its Investment Advisor MJX Venture Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

VENTURE XIV CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

VENTURE XV CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Asset Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXII CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXIX CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXVI CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXVII CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXVIII CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Venture XXX CLO, Limited , as a Lender (type name of the legal entity)
By: its investment advisor MJX Venture Management II LLC
By:
Name:	Lewis Brown
Title:	Managing Director / Head of Trading
If a second signature is necessary:
By:
Name:
Title:

Crown City CLO I , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Crown City CLO II , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Legg Mason Western Asset Short Duration High Income Bond Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

LGPS Central Global Active Multi-Asset Credit Multi Manager Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Mercer Opportunistic Fixed Income Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Mercer Global Opportunistic Fixed Income Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

SEI Institutional Managed Trust - Multi-Asset Income Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

THE G.E. C.I.F. TRUSTEES LTD AS TRUSTEE OF THE GE UK PENSION COMMON INVESTMENT FUND , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

1199 SEIU Health Care Employees Pension Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset Short Duration High Income fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset Floating Rate High Income Fund, LLC , as a Lender (type name of the legal entity)
BY: Western Asset Management Company as Investment Manager and Agent
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset U.S. Bank Loan (Offshore) Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Anthem, Inc. , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset Short-Dated High Yield Master Fund, Ltd. , as a Lender (type name of the legal entity)
BY: Western Asset Management Company as Investment Manager and Agent
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset Bank Loan (Offshore) Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Western Asset Bank Loan (Multi-Currency) Master Fund , as a Lender (type name of the legal entity)
BY: Western Asset Management Company as Investment Manager and Agent
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Brighthouse Funds Trust II - Western Asset Management Strategic Bond Opportunities Portfolio , as a Lender (type name of the legal entity)
BY: Western Asset Management Company as Investment Manager and Agent
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Hand Composite Employee Benefit Trust - Western Asset Income CIF , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Crown City CLO III , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

Legg Mason Partners Income Trust - Western Asset Income Fund , as a Lender (type name of the legal entity)
By:
Name:	Javier Obeso
Title:	Authorized Signatory
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 13, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member"
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 5, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 6, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 7, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 8, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title:

ZAIS CLO 9, Limited , as a Lender (type name of the legal entity)
By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member
By:
Name:	Vincent Ingato
Title:	Managing Director
If a second signature is necessary:
By:
Name:
Title: